FOURTH AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT Agreement

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Fourth Amendment") is made and dated as of September 12, 1998 by and among AVONDALE INDUSTRIES, Inc., a Louisiana corporation (the "Company"), the several financial institutions party hereto (the "Banks"), and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent"), and amends that certain Amended and Restated Revolving Credit Agreement dated as of January 28, 1997 among the Company, the Banks and the Agent, as amended by a First Amendment to Amended and Restated Revolving Credit Agreement dated as of March 14, 1997, a Second Amendment to Amended and Restated Revolving Credit Agreement dated as of April 30, 1997 and a Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral dated as of October 24, 1997 (as so amended, the "Agreement).

                                     RECITAL

         The Banks and the Agent desire to amend the Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

         2. Amendments to Agreement. The parties agree that the Agreement shall be amended as follows:

         2.1 Section 7.7 of the Agreement is amended and restated in its entirety as follows:

                  "Section 7.7 Limitation on Capital Expenditures. Incur Capital Expenditures (excluding up to $40,000,000 in LPD-17 Expenditures) which, in the aggregate for the Company and its Subsidiaries taken as a whole, exceed (a) for the fiscal year ending December 31, 1998, $35,000,000 and (b) for the fiscal year ending December 31, 1999 and for each fiscal year thereafter, the sum of (i) $25,000,000 plus (ii) the excess of $25,000,000 (or in the case of the fiscal year ending December 31, 1999 only, $35,000,000) over sum of all such expenditures of the Company and its Subsidiaries, taken as a whole, for the preceding year; provided, however, that the unused amount permitted to be carried forward shall not exceed $10,000,000 in any fiscal year."

         3. Representations and Warranties. The Company represents and warrants to Banks and the Agent that, on and as of the date hereof, and after giving effect to this Fourth Amendment:

         3.1 Authorization. The execution, delivery and performance of this Fourth Amendment have been duly authorized by all necessary corporate action by the Company and this Fourth Amendment has been duly executed and delivered by the Company.

         3.2 Binding Obligation. This Fourth Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         3.3 No Legal Obstacle to Fourth Amendment. The execution, delivery and performance of this Fourth Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Fourth Amendment, or the transactions contemplated hereby.

         3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section IV of the Agreement are true and correct in all respects, except as to such representations made as of an earlier specified date.

         3.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

         4.       Miscellaneous.

         4.1 Effectiveness of Agreement. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

         4.2 Waivers. This Fourth Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under the Agreement or any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

         4.3 Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment shall not become effective until the Company, the Agent and the Required Banks shall have signed a copy hereof, and each Guarantor shall have consented hereto, whether the same or counterparts, and the same shall have been delivered to the Agent.

         4.4 Jurisdiction. This Fourth Amendment shall be governed by and construed under the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date first written above.


                                       AVONDALE INDUSTRIES, INC.

                                       By     /S/ EUGENE K. SIMON, JR.
                                              ----------------------------
                                       Name       EUGENE K. SIMON, JR.
                                              ----------------------------
                                       Title      V.P. - FINANCE
                                              ----------------------------



                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent and a Bank

                                       By     /S/ DIANNE ALLEN
                                              ----------------------------
                                                  Dianne Allen
                                                 Vice President


                                       WHITNEY NATIONAL BANK

                                       By     /S/ ELMER H. HEMPHILL, JR.
                                              ----------------------------
                                       Name       ELMER H. HEMPHILL, JR.
                                              ----------------------------
                                       Title      SVP
                                              ----------------------------


ABN-AMRO BANK, N.V.                    ABN-AMRO BANK, N.V.

By     /S/ LAURIE C. TUZO              By     /S/ ERIC R. HOLLINGSWORTH
       -------------------------              ----------------------------
Name       LAURIE C. TUZO              Name       ERIC R. HOLLINGSWORTH
       -------------------------              ----------------------------
Title      SENIOR VICE PRESIDENT       Title      ASSISTANT VICE PRESIDENT
       -------------------------              ----------------------------

                                       FIRST NATIONAL BANK OF COMMERCE

                                       By     /S/ PETE M. YUAN
                                              ----------------------------
                                       Name       PETE M. YUAN
                                              ----------------------------
                                       Title      SENIOR VICE PRESIDENT
                                              ----------------------------

                              CONSENT OF GUARANTORS


         Each of the undersigned Guarantors, as a party to a Subsidiary Guarantee dated May 10, 1994, hereby consents to the foregoing Fourth Amendment to Amended and Restated Credit Agreement dated as of even date herewith and confirms that the Subsidiary Guaranty executed by it remains in full force and effect after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Subsidiary Guaranty.

         Dated as of September 12, 1998.


AVONDALE GULFPORT MARINE, INC.                 AVONDALE TECHNICAL SERVICES, INC.

By     /S/ THOMAS M. KITCHEN                   By     /S/ THOMAS M. KITCHEN
       ----------------------------                   ------------------------
Name:      THOMAS M. KITCHEN                   Name:      THOMAS M. KITCHEN
       ----------------------------                   ------------------------
Title  VP, SECRETARY, AND TREASURER            Title      PRESIDENT
       ----------------------------                   ------------------------

CRAWFORD TECHNICAL SERVICES, INC.              GENCO INDUSTRIES, INC.

By     /S/ JOSEPH J. JARVIS III                By     /S/ EUGENE K. SIMON, JR.
       ----------------------------                   ------------------------
Name:      JOSEPH J. JARVIS III                Name:      EUGENE K. SIMON, JR.
       ----------------------------                   ------------------------
Title      PRESIDENT                           Title      SECRETARY & TRESURER
       ----------------------------                   ------------------------

AVONDALE PROPERTIES, INC.                      AVONDALE LAND MANAGEMENT COMPANY

By     /S/ THOMAS M. KITCHEN                   By     /S/ THOMAS M. KITCHEN
       ----------------------------                   ------------------------
Name:      THOMAS M. KITCHEN                   Name:      THOMAS M. KITCHEN
       ----------------------------                   ------------------------
Title      VP & SECRETARY                      Title      VP & SECRETARY
       ----------------------------                   ------------------------